SEI INSTITUTIONAL MANAGED TRUST

Tax-Managed Small/Mid Cap Fund (the "Fund")

Supplement Dated July 14, 2014
to the Class A Shares Prospectus (the "Prospectus"), dated January 31, 2014

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes to the Fund.

Change in Principal Investment Strategies Language

In the Fund's "Principal Investment Strategies" section, the last sentence of the second paragraph is hereby deleted and the following is hereby added as a new third paragraph:

The Fund seeks to manage the impact of taxes through the use of a Sub-Adviser that acts as an overlay manager implementing the portfolio recommendations of the Sub-Advisers. Each Sub-Adviser provides a model portfolio to the Fund on an ongoing basis that represents that Sub-Adviser's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the other Sub-Advisers, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC. The overlay manager implements the portfolio consistent with that represented by the aggregation of the model portfolios, with limited authority to vary from such aggregation, primarily for the purpose of seeking efficient tax management of the Fund's securities transactions. The overlay manager may also, to a lesser extent, deviate from such aggregation for the purposes of risk management and transaction cost management. The overlay manager seeks to manage the impact of taxes by, among other things, selling stocks with the highest tax cost first, opportunistically harvesting losses and deferring recognition of taxable gains, where possible.

There are no other changes to the principal investment strategies of the Tax-Managed Small/Mid Cap Fund.

Change in Sub-Advisers

In the chart under the heading "Sub-Advisers and Portfolio Managers," in the Fund Summary for the Fund, the text with respect to LSV Asset Management ("LSV") is hereby deleted.

In addition, immediately preceding the heading Tax-Managed Small/Mid Cap Fund," under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section entitled "Investment Adviser and Sub-Advisers," the following paragraph is hereby added:

As further described in the "Principal Investment Strategies" section of the Fund Summary for the Tax-Managed Small/Mid Cap Fund, each Sub-Adviser, except for Parametric Portfolio Associates LLC, will manage its portion of the Tax-Managed Small/Mid Cap Fund's portfolio by making recommendations as to the purchase, sale and retention of assets, with those recommendations executed by Parametric as overlay manager. In addition to acting as overlay manager, Parametric manages a portion of the Tax-Managed Small/Mid Cap Fund's portfolio.

In addition, in the same section, the text with respect to LSV is hereby deleted.

There are no other changes to the Sub-Advisers.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-880 (7/14)

SEI INSTITUTIONAL MANAGED TRUST

Tax-Managed Small/Mid Cap Fund (the "Fund")

Supplement Dated July 14, 2014
to the Statement of Additional Information ("SAI"), dated January 31, 2014

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes to the Fund.

Change in Investment Policies Language

Under the heading "Investment Objectives and Policies," the disclosure under the section entitled "Tax-Managed Small/Mid Cap Fund," is hereby deleted and replaced with the following:

TAX-MANAGED SMALL/MID CAP FUND—The investment objective of the Tax-Managed Small/Mid Cap Fund is to achieve high long-term after-tax returns for its shareholders. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small and medium capitalization companies, including ETFs. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2500 Index (between approximately $35.70 million and $10.79 billion as of December 31, 2013) at the time of purchase. The market capitalization range and the composition of the Russell 2500 Index are subject to change.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. In managing its portion of the Fund's assets, each Sub-Adviser generally applies either a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell-side analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital.

The Fund seeks to manage the impact of taxes through the use of a Sub-Adviser that acts as an overlay manager implementing the portfolio recommendations of the Sub-Advisers. Each Sub-Adviser provides a model portfolio to the Fund on an ongoing basis that represents that Sub-Adviser's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the other Sub-Advisers, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC. The overlay manager implements the portfolio consistent with that represented by the aggregation of the model portfolios, with limited authority to vary from such aggregation, primarily for the purpose of seeking efficient tax management of the Fund's securities transactions. The overlay manager may also, to a lesser extent, deviate from such aggregation for the purposes of risk management and transaction cost management. The overlay manager seeks to manage the impact of taxes by, among other things, selling stocks with the highest tax cost first, opportunistically harvesting losses and deferring recognition of taxable gains, where possible.

The Fund may invest in securities of foreign issuers and in ADRs traded on registered exchanges or on NASDAQ. The Fund's investments in equity securities include common and preferred stocks and REITs. The Fund may also, to a lesser extent, invest in equity securities of large capitalization companies. Any remaining assets may be invested in other equity securities, and investment grade fixed income securities, including tax-exempt securities and variable and floating rate securities. The Fund may acquire shares of other investment companies, when-issued and delayed-delivery securities and zero coupon obligations, and may invest in securities that are illiquid. The Fund may also borrow money and lend its securities to qualified borrowers.

The Fund is designed for long-term taxable investors, including high net worth individuals. The Fund is managed to minimize tax consequences to investors, but will likely earn taxable income and gains from time to time. In addition to the use of the overlay manager described above, the Fund seeks to achieve favorable after-tax returns for its shareholders in part by minimizing the taxes they incur in connection with the Fund's realization of investment income and capital gains. If this strategy is carried out, the Fund can be expected to distribute relatively low levels of taxable investment income.

The Fund's exposure to losses during stock market declines may be higher than that of other funds that do not follow a general policy of avoiding sales of highly-appreciated securities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC order, as it may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

There are no other changes to the "Investment Objectives and Policies" disclosure of the Tax-Managed Small/Mid Cap Fund.

Change in Sub-Adviser

Under the heading "The Sub-Advisers," under the section entitled "The Adviser and the Sub-Advisers," all references to LSV Asset Management's ("LSV") management of the Fund are hereby deleted.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-881 (7/14)